Exhibit 99.2

BANKFINANCIAL CORPORATION

THIRD QUARTER 2006

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform with the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or any of its subsidiaries.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2006			2005
	IIIQ	IIQ	IQ	IVQ	IIIQ
PERFORMANCE MEASUREMENTS:
Return on assets (ratio of net income to average total assets)	0.68%	0.69%	0.78%	0.74%	0.92%
Return on equity (ratio of net income to average equity)	3.34	3.43	3.82	3.58	4.56
Net interest rate spread	2.86	2.84	2.92	2.91	3.06
Net interest margin	3.71	3.62	3.65	3.60	3.64
Efficiency ratio	75.37	73.68	70.29	71.54	69.41
Noninterest expense to average total assets	3.14	2.95	2.87	2.93	2.83
Average interest-earning assets to average interest-bearing liabilities	133.87	132.60	132.66	134.70	132.39
Offices	18	18	16	16	16
Employees (full time equivalents)	452	468	443	451	449

	2006			2005
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUMMARY INCOME STATEMENT:
Total interest income	$24,244	$23,683	$22,292	$21,191	$20,785
Total interest expense	9,792	9,363	8,480	7,554	6,837

Net interest income before provision	14,452	14,320	13,812	13,637	13,948
Provision (credit) for loan losses	49	156	196	524	334

Net interest income	14,403	14,164	13,616	13,113	13,614
Noninterest income	2,658	2,587	2,731	2,453	2,464
Noninterest expense	12,895	12,457	11,628	11,510	11,391

Income before income tax	4,166	4,294	4,719	4,056	4,687
Income tax expense	1,371	1,390	1,579	1,137	990

Net income	$2,795	$2,904	$3,140	$2,919	$3,697

Basic earnings per common share	$0.12	$0.13	$0.14	$0.13	$0.16

Diluted earnings per common share	$0.12	$0.13	$0.14	$0.13	$0.16

	2006			2005
	IIIQ	IIQ	IQ	IVQ	IIIQ
NONINTEREST INCOME AND EXPENSE:
Noninterest Income:
Deposit service charges and fees	$1,142	$1,117	$917	$986	$1,090
Other fee income	466	482	461	490	463
Insurance commissions and annuities income	363	352	228	242	265
Gain on sales of loans	95	53	37	27	50
Gain on sales of investment securities	89	55	—	—	—
Gain on disposition of premises and equipment	—	1	393	—	—
Loan servicing fee income	230	237	244	249	257
Amortization and impairment of servicing assets	(120)	(146)	(61)	18	(73)
REO operations	(15)	(26)	(5)	—	(1)
Other	408	462	517	441	413

Total noninterest income	$2,658	$2,587	$2,731	$2,453	$2,464

Noninterest Expense:
Compensation	$8,237	$7,875	$7,668	$7,398	$7,335
Office occupancy	1,530	1,340	1,316	1,377	1,275
Advertising	396	389	165	216	177
Data processing	873	825	788	814	777
Supplies, telephone and postage	583	450	507	468	490
Amortization of intangibles	496	495	393	405	410
Other general & administrative	780	1,083	791	832	927

Total noninterest expenses	$12,895	$12,457	$11,628	$11,510	$11,391

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2006			2005
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUMMARY BALANCE SHEET:
ASSETS:
Cash	$34,515	$31,475	$31,059	$34,437	$28,016
Interest-bearing deposits and short-term investments	2,964	1,566	11,129	3,589	54,373
Securities available for sale, net	157,396	251,927	245,641	248,238	258,981
Loans held for sale	605	1,882	86	375	523
Loans receivable, net	1,312,114	1,280,365	1,261,820	1,231,891	1,135,709
Federal Home Loan Bank stock	18,911	18,911	25,434	25,434	25,197
Premises and equipment	35,069	35,206	32,182	32,819	32,810
Intangible assets	32,727	33,387	18,720	19,113	19,518
Other assets	15,676	16,911	17,050	18,540	17,953

Total assets	$1,609,977	$1,671,630	$1,643,121	$1,614,436	$1,573,080

LIABILITIES AND EQUITY:
Deposits	$1,106,249	$1,137,664	$1,053,411	$1,067,874	$1,044,242
Borrowings	165,082	175,349	236,251	191,388	181,252
Other liabilities	12,763	23,901	20,331	26,397	22,260

Total liabilities	1,284,094	1,336,914	1,309,993	1,285,659	1,247,754
Stockholders’ equity	325,883	334,716	333,128	328,777	325,326

Total liabilities and equity	$1,609,977	$1,671,630	$1,643,121	$1,614,436	$1,573,080

	2006			2005
	IIIQ	IIQ	IQ	IVQ	IIIQ
CAPITAL RATIOS:
BankFinancial Corporation:
Equity to total assets (end of period)	20.24%	20.02%	20.27%	20.36%	20.68%
Tangible equity to total assets (end of period)	18.59	18.39	19.36	19.41	19.68

BankFinancial FSB:
Risk-based total capital ratio	19.91	19.70	18.56	19.01	19.91
Risk-based tier 1 capital ratio	19.05	18.88	17.77	18.21	19.11
Tier 1 leverage ratio	14.95	14.33	13.83	13.82	13.96

	2006			2005
	IIIQ	IIQ	IQ	IVQ	IIIQ
COMMON STOCK AND DIVIDENDS:
Stock Prices:
Close	$17.49	$17.30	$15.92	$14.68	$14.20
High	18.11	17.30	16.41	14.91	15.00
Low	16.31	15.15	14.55	12.99	13.10
Cash dividends paid	$0.06	$0.06	—	—	—

	2006			2005
	IIIQ	IIQ	IQ	IVQ	IIIQ
DEPOSITS:
Non-interest-bearing demand	$130,491	$136,046	$105,251	$117,443	$109,022
Interest-bearing NOW	251,938	244,173	224,732	227,893	219,457
Money market	250,767	249,133	244,916	248,871	236,285
Savings	118,898	129,482	121,016	123,260	122,783
Certificates of deposit	354,155	378,830	357,496	350,407	356,695

Total deposits	$1,106,249	$1,137,664	$1,053,411	$1,067,874	$1,044,242

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2006			2005
	IIIQ	IIQ	IQ	IVQ	IIIQ
LOANS:
One- to four-family residential real estate	$409,288	$402,097	$408,206	$404,196	$395,499
Multi-family mortgage loans	292,100	291,005	289,364	280,238	242,910
Nonresidential real estate	307,619	303,901	282,496	275,418	266,898
Construction and land loans	83,526	78,900	85,761	80,705	74,523
Commercial loans	84,947	76,070	69,702	68,988	64,527
Commercial leases	135,019	127,971	128,062	121,898	92,268
Consumer loans	3,989	4,019	2,041	2,022	1,975
Other loans (including municipal)	4,959	4,959	5,159	5,219	5,492

Total loans	1,321,447	1,288,922	1,270,791	1,238,684	1,144,092
Loans in process	113	934	174	2,180	193
Net deferred loan origination costs	2,478	2,478	2,563	2,541	2,355
Allowance for loan losses	(11,924)	(11,969)	(11,708)	(11,514)	(10,931)

Loans, net	$1,312,114	$1,280,365	$1,261,820	$1,231,891	$1,135,709

	2006			2005
	IIIQ	IIQ	IQ	IVQ	IIIQ
CREDIT QUALITY RATIOS:
Nonperforming Loans and Assets:
Nonperforming loans	$8,469	$6,440	$3,192	$5,723	$7,280
Real estate owned	—	30	56	153	—

Nonperforming assets	$8,469	$6,470	$3,248	$5,876	$7,280

Asset Quality Ratios:
Nonperforming assets to total assets	0.53%	0.39%	0.20%	0.36%	0.46%
Nonperforming loans to total loans	0.64	0.50	0.25	0.46	0.63
Allowance for loan losses to nonperforming loans	140.80	185.85	366.79	201.19	150.15
Allowance for loan losses to total loans	0.90	0.93	0.92	0.93	0.95
Net charge-off ratio	0.03	0.03	0.00	(0.02)	0.00

	2006			2005
	IIIQ	IIQ	IQ	IVQ	IIIQ
ALLOWANCE FOR LOAN LOSSES:
Beginning balance	$11,969	$11,708	$11,514	$10,931	$10,596
Allowance of acquired bank	—	212	—	—	—
Provision (credit) for loan losses	49	156	196	524	334
Loans charged off	(96)	(107)	(2)	(29)	(1)
Recoveries	2	—	—	88	2

Ending balance	$11,924	$11,969	$11,708	$11,514	$10,931

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2006			2005
	IIIQ	IIQ	IQ	IVQ	IIIQ
SELECTED AVERAGE BALANCES:
Average total assets	$1,644,304	$1,688,410	$1,618,258	$1,573,867	$1,607,277
Average earning assets	1,544,356	1,588,219	1,533,951	1,501,205	1,520,234
Average total loans	1,320,016	1,288,063	1,260,870	1,197,545	1,130,131
Average investment securities	211,992	293,301	270,944	291,478	362,141
Average other earning assets	12,348	6,855	2,137	12,182	27,962
Average interest-bearing deposits	982,859	1,006,818	932,918	931,895	957,240
Average total borrowings	170,804	190,935	223,359	182,613	191,076
Average interest-bearing liabilities	1,153,663	1,197,753	1,156,277	1,114,508	1,148,316
Average total stockholders’ equity	335,015	339,050	328,652	326,549	324,058

	2006			2005
	IIIQ	IIQ	IQ	IVQ	IIIQ
SELECTED YIELDS AND COST OF FUNDS:
Average earning assets	6.23%	5.98%	5.89%	5.60%	5.42%
Average total loans	6.50	6.38	6.30	6.02	5.97
Average investment securities	4.57	4.27	4.02	3.94	3.87
Average other earning assets	5.75	5.03	4.18	3.81	3.23

Average interest-bearing deposits	3.22	2.97	2.73	2.49	2.11
Average total borrowings	4.19	4.01	4.01	3.70	3.64
Average interest-bearing liabilities	3.37	3.14	2.97	2.69	2.36

Interest rate spread	2.86	2.84	2.92	2.91	3.06
Net interest margin	3.71	3.62	3.65	3.60	3.64

	2006			2005
	IIIQ	IIQ	IQ	IVQ	IIIQ
EARNINGS PER SHARE COMPUTATIONS:
Net income	$2,795	$2,904	$3,140	$2,919	$3,697

Average common shares outstanding	24,556,236	24,466,250	24,466,250	24,466,250	24,466,250
Less: Unearned ESOP shares	(1,851,346)	(1,871,668)	(1,896,134)	(1,920,152)	(1,935,652)
Less: Unvested restricted stock	(210,082)	—	—	—	—

Weighted average common shares outstanding	22,494,808	22,594,582	22,570,116	22,546,098	22,530,598
Plus: Dilutive common shares equivalents	12,294	—	—	—	—

Weighted average dilutive shares outstanding	22,507,102	22,594,582	22,570,116	22,546,098	22,530,598

Number of antidilutive stock options excluded from the diluted earnings per share calculation	1,140,000	N.A.	N.A.	N.A.	N.A.
Weighted average exercise price of anti- dilutive option shares	$17.62	N.A.	N.A.	N.A.	N.A.

Basic earnings per common share	$0.12	$0.13	$0.14	$0.13	$0.16

Diluted earnings per common share	$0.12	$0.13	$0.14	$0.13	$0.16

N.A. = Not Applicable